UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
____________

June 30, 2004 (June 28, 2004)
(Date of Report (date of earliest event reported))

PHH Corporation
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-7797 (Commission File No.)	52-0551284 (I.R.S. Employer Identification Number)
1 Campus Drive Parsippany, New Jersey (Address of principal executive office)		07054 (Zip Code)
(973) 428-9700
(Registrant's telephone number, including area code)

None
(Former name or former address if changed since last report)

Item 5. Other Events

EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, “PHH”, “WE”, “OUR”, OR “US” MEANS PHH CORPORATION, A MARYLAND CORPORATION, AND ITS SUBSIDIARIES.

    On June 28, 2004, PHH entered into a three-year $1,250,000,000 revolving credit facility with a banking group led by JPMorgan Chase Bank, as Administrative Agent. This facility replaced PHH’s $1,250,000,000 credit facilities maturing February 2005 under a two-year and five-year credit agreement. A copy of the credit agreement is attached as Exhibit 10 to this Form 8-K and is incorporated by reference herein.

Item 7. Exhibits

See Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By: /s/ Eric Bock
Eric J. Bock Executive Vice President – Law and Corporate Secretary

Date: June 30, 2004

PHH CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated June 30, 2004 (June 28, 2004)

EXHIBIT INDEX

Exhibit No.	Description

10	Three-Year Competitive Advance and Revolving Credit Agreement dated as of June 28, 2004, among PHH Corporation, the Lenders referred to therein and JPMorgan Chase Bank, as Administrative Agent.